================================================================================

                            STOCK PURCHASE AGREEMENT

                          Dated as of October 12, 1995

                                 By and Between

                            HVIDE MARINE INCORPORATED

                                       and

                                    OMI CORP.

                               as a Shareholder of

                       OCEAN SPECIALTY TANKERS CORPORATION

================================================================================

                                            TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I      DEFINITIONS..................................................  2

         Section 1.1  Definitions...........................................  2

ARTICLE II     SALE OF STOCK; PURCHASE PRICE; CLOSING.......................  4

         Section 2.1  Sale of Stock.........................................  4
         Section 2.2  Purchase Price........................................  4
         Section 2.3  Allocation of Purchase Price..........................  5
         Section 2.4  Closing...............................................  6

ARTICLE III    REPRESENTATIONS OF THE SELLER...............................   6

         Section 3.1  Ownership of Stock....................................  6
         Section 3.2  Existence and Good Standing...........................  6
         Section 3.3  Authority of Seller...................................  7
         Section 3.4  No Violations.........................................  7
         Section 3.5  Governmental Authorization............................  8
         Section 3.6  Purchase for Investment...............................  8

ARTICLE IV    REPRESENTATIONS OF THE PURCHASER..............................  8

         Section 4.1  Existence and Good Standing; Power and Authority......  8
         Section 4.2  No Violations.........................................  8
         Section 4.3  Purchase for Investment...............................  9
         Section 4.4  Broker's or Finder's Fees.............................  9

ARTICLE V      CONDUCT OF BUSINESS; EXCLUSIVE DEALING; UNION CONTRACTS......  9

         Section 5.1  Conduct of Business of the Company....................  9
         Section 5.2  Exclusive Dealing.....................................  9
         Section 5.3  Union Contracts.......................................  9

ARTICLE VI     CONDITIONS TO PURCHASER'S OBLIGATIONS........................ 10

         Section 6.1  Truth of Representations and Warranties............... 10
         Section 6.2  Governmental Approvals................................ 10
         Section 6.3  Performance of Agreements............................. 10



                                       (i)



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                                                                            Page
                                                                            ----

         Section 6.4  Proceedings........................................... 10
         Section 6.5  Assignment and Assumption Agreements.................. 10
         Section 6.6  GECC Release.......................................... 11
         Section 6.7  Memoranda of Agreement................................ 11
         Section 6.8  Vessel Transfer Documents............................. 11
         Section 6.9  Labor Agreements...................................... 12
         Section 6.10 Consummation of the Initial Public Offering........... 12
         Section 6.11 Opinion of Seller's Counsel........................... 12

ARTICLE VII    CONDITIONS TO THE SELLER'S OBLIGATIONS....................... 12

         Section 7.1  Opinion of Purchaser's Counsel........................ 12
         Section 7.2  Good Standing Certificates............................ 12
         Section 7.3  Truth of Representations and Warranties............... 13
         Section 7.4  Governmental Approvals................................ 13
         Section 7.5  Performance of Agreements............................. 13
         Section 7.6  Proceedings........................................... 13
         Section 7.7  Assignment and Assumption Agreements.................. 13
         Section 7.8  GECC Release.......................................... 13
         Section 7.9  Memoranda of Agreement................................ 14
         Section 7.10 Promissory Note....................................... 14
         Section 7.11 Labor Agreements...................................... 14
         Section 7.12 DNB Release........................................... 14
         Section 7.13 Audited Financials.................................... 14

ARTICLE VIII   SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION................. 14

         Section 8.1  Survival of Representations........................... 14
         Section 8.2  Indemnification....................................... 14

ARTICLE IX     MISCELLANEOUS................................................ 15

         Section 9.1  Expenses.............................................. 15
         Section 9.2  Governing Law......................................... 15
         Section 9.3  Jurisdiction.......................................... 15
         Section 9.4  Captions.............................................. 16
         Section 9.5  Publicity............................................. 16
         Section 9.6  Notices............................................... 16
         Section 9.7  Parties in Interest................................... 17
         Section 9.8  Counterparts.......................................... 17
         Section 9.9  Entire Agreement...................................... 17



                                      (ii)


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                                                                           Page
                                                                           ----
         Section 9.10 Amendments........................................... 17
         Section 9.11 Severability......................................... 18
         Section 9.12 Third Party Beneficiaries............................ 18
         Section 9.13 Termination of Agreement............................. 18

EXHIBITS

EXHIBIT A         Form of Promissory Note
EXHIBIT B         Form of Dynachem Memorandum of Agreement
EXHIBIT C         Form of Hudson Memorandum of Agreement
EXHIBIT D         Form of Star Memorandum of Agreement

SCHEDULES

Schedule 1.1(a)   Acquired Vessels

                                      (iii)

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     STOCK PURCHASE AGREEMENT (this "Agreement") dated as of October 12, 1995 by and between HVIDE MARINE INCORPORATED, a Florida corporation (the "Purchaser"), and OMI CORP., a Delaware corporation (the "Seller"), being a shareholder of OCEAN SPECIALTY TANKERS CORPORATION, a Delaware corporation (the "Company").

                                   WITNESSETH:
                                   -----------

     WHEREAS, the Seller is the owner of 5,000 shares of common stock, par value $.10 per share, of the Company (the "Stock"), representing one-half of the total issued and outstanding shares of common stock of the Company on the date hereof;

     WHEREAS, on the terms and subject to the conditions set forth in this Agreement and the Ancillary Agreements, the Seller desires to sell, and Purchaser desires to purchase, the Stock; and

     WHEREAS, it is the intention of the parties hereto that, upon consummation of the purchase and sale of the Stock pursuant to this Agreement and the Ancillary Agreements, Purchaser shall own all of the outstanding common stock of the Company;

     WHEREAS, the Seller desires to sell or cause to be sold, and the Purchaser desires to purchase, the Acquired Vessels on the terms and subject to the conditions contained in the Transaction Documents;

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein that the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     Section 1.1 Definitions. In addition to the terms defined elsewhere in this
                 ------------
Agreement, the following terms shall have the respective meanings specified therefor below:

     "Acquired Vessels" shall mean the vessels listed on and described in
Schedule 1.1(a) hereto.

     "Agreement" shall mean this Agreement as amended, modified or supplemented from time to time.

     "Ancillary Agreements" shall mean the Promissory Note, the Memoranda of Agreement, the Assignment and Assumption Agreements, the DNB Release and the GECC Release.

     "Assignment and Assumption Agreements" shall mean the Dynachem Assignment and Assumption Agreement and the Hudson Assignment and Assumption Agreement.

     "Closing" shall have the meaning specified in Section 2.4 hereof.

     "Closing Date" shall have the meaning specified in Section 2.4 hereof.

     "Company" shall have the meaning specified in the first paragraph hereof.

     "DNB Guaranty" shall mean the Guaranty, dated September 9, 1992, made by the Seller in favor of Den norske Bank AS regarding the Credit Agreement, dated September 9, 1992, between the Seller and Den norske Bank AS, as amended.

     "DNB Release" shall have the meaning specified in Section 7.15 hereof.

     "Dynachem Memorandum of Agreement" shall have the meaning specified in
Section 6.8 hereof.

     "Dynachem Assignment and Assumption Agreement" shall have the meaning specified in Section 6.5 hereof.

     "GECC Lease" shall mean the Bareboat Charter Party, dated August 12, 1987, between OMI Clover Transport, Inc., a subsidiary of the Seller, and The Bank of New York, as trustee, regarding the charter of the "OMI Hudson".

     "GECC Release" shall have the meaning specified in Section 6.7 hereof.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

     "Hudson Assignment and Assumption Agreement" shall have the meaning specified in Section 6.5 hereof.

     "Initial Public Offering" shall mean the contemplated sale by Purchaser of an indeterminate number of its shares of common stock in an initial public offering.

     "Hudson Memorandum of Agreement" shall have the meaning specified in
Section 6.8 hereof.

     "MARAD" shall mean the Maritime Administration established by Reorganization Plan No. 21 of 1950 and continued by Reorganization Plan No. 7 of 1961, or any body or official which is a successor thereto with respect to a particular function.

     "MARAD Consent" shall have the meaning specified in Section 6.5 hereto.

     "Memoranda of Agreement" shall mean the Dynachem Memorandum of Agreement, the Hudson Memorandum of Agreement and the Star Memorandum of Agreement.

     "Person" shall mean any individual, partnership, limited partnership, joint venture, corporation, limited liability company, limited liability partnership, trust, unincorporated organization, governmental body or any subdivision or agency thereof or any other entity.

     "Promissory Note" shall have the meaning specified in Section 2.2 hereof.

     "Purchase Price" shall have the meaning specified in Section 2.2 hereof.

     "Purchaser" shall have the meaning specified in the first paragraph hereof.

     "Seller" shall have the meaning specified in the first paragraph hereof.

     "Seller Affiliate" shall mean any affiliate of the Seller party to the Ancillary Agreements or the Vessel Transfer Documents.

     "Star Memorandum of Agreement" shall have the meaning specified in Section
6.8 hereof.

     "Stock" shall have the meaning specified in the preamble hereof.

     "Title XI Indebtedness" shall mean indebtedness which is guaranteed pursuant to Title XI of the Merchant Marine Act, 1936, as amended.

     "Transaction Documents" shall mean and include this Agreement, the Ancillary Agreements and the Vessel Transfer Documents.

     "Vessel Transfer Documents" shall have the meaning specified in Section 6.9 hereof

                                   ARTICLE II

                     SALE OF STOCK; PURCHASE PRICE; CLOSING
                     --------------------------------------

     Section 2.1 Sale of Stock. On the terms and subject to conditions of this
                 --------------
Agreement, the Seller agrees to sell, assign, transfer, convey and deliver to Purchaser on the Closing Date, and Purchaser agrees to purchase from the Seller on the Closing Date, all of the Seller's right, title and interest to the Stock.

     Section 2.2 Purchase Price. (a)(i) On the Closing Date, Purchaser shall pay
                 ---------------
to the Seller the sum of $1,000, by wire transfer in immediately available funds to an account designated by the Seller prior to the Closing Date, in consideration for the purchase by Purchaser of the Stock.

     (ii) On the Closing Date, Purchaser shall, in consideration for the purchase by Purchaser of the "OMI Dynachem" and the "OMI Star" pursuant to the Dynachem Memorandum of Agreement and the Star Memorandum of Agreement, respectively, (x) pay to the Seller the sum of $11,512,500, by wire transfer in immediately available funds to an account designated by the Seller prior to the Closing Date, (y) assume the Title XI Indebtedness related to the "OMI Dynachem" pursuant to the Dynachem Assignment and Assumption Agreement and (z) issue to the Seller a promissory note in the principal amount of $8,350,000 in the form of Exhibit A hereto (the "Promissory Note").

     (iii) On the Closing Date, Purchaser shall, in consideration for the purchase by Purchaser of the "OMI Hudson" pursuant to the Hudson Memorandum of Agreement, (x) pay to The Bank of New York the sum of $10,430,000, by wire transfer in immediately available funds to an account designated by The Bank of New York or other owner of the vessel prior to the Closing Date, and (y) assume the Title XI Indebtedness related to the "OMI Hudson" pursuant to the Hudson Assignment and Assumption Agreement; provided that in the event that the Closing has not occurred on or prior to November 30, 1995, Purchaser shall pay to Seller the additional sum of $1,145,000, by wire transfer in immediately available funds to an account designated by the Seller prior to the Closing Date.

     (b) In the event that Purchaser has not consummated the Initial Public Offering on or prior to the Closing Date, the Purchaser shall pay to the Seller the aggregate sum of $300,000, payable quarterly in eight (8) equal payments of $37,500 commencing on the Closing Date and neither party shall have further obligations under this Agreement.

     (c) In the event that Purchaser has completed the Initial Public Offering on or prior to the Closing Date and an over-allotment (or "green shoe") option has been exercised by the underwriters in connection therewith, the Purchaser shall, on the Closing Date, pay to Seller an aggregate sum equal to twenty (20%) percent of the net proceeds received by Purchaser in connection with the exercise of the over-allotment option, and the principal amount of the Promissory Note shall be reduced by such amount; provided that the amounts payable by Purchaser pursuant to this paragraph (c) shall not exceed $1,350,000.

     (d) For purposes of this Agreement, "Purchase Price" shall be deemed to include all sums paid and indebtedness incurred or assumed pursuant to Sections 2.2(a) and 2.2(c).

     Section 2.3 Allocation of Purchase Price. The Seller and the Purchaser
                 -----------------------------
agree to allocate the Purchase Price in accordance with Section 2.2 hereof and the Memoranda of Agreement. Neither the Seller nor the Purchaser shall file any tax return or other document or otherwise take any position which is inconsistent with the allocation determined pursuant to this
Section 2.3.

     Section 2.4 Closing. (a) The transactions referred to in Section 2.1 (the
                 --------
"Closing") shall take place at 10:00 A.M. at the offices of Dyer, Ellis, Joseph & Mills on the earlier of January 31, 1996 or the date ten (10) business days after Purchaser has completed the Initial Public Offering. Such date is herein referred to as the "Closing Date".

     (b) On the Closing Date, Seller will deliver or cause to be delivered to Purchaser the certificates representing the Stock duly endorsed in blank, or accompanied by stock powers duly executed in blank by the Seller with signatures guaranteed by a domestic commercial bank or trust company, with all necessary transfer tax and other revenue stamps, acquired at the Seller's expense, affixed and cancelled. The Seller agrees to cure any deficiencies with respect to the endorsement of the certificates representing the Stock owned by the Seller or with respect to the stock power accompanying any such certificates.

     (c) On or prior to the Closing Date, Seller and Purchaser will execute and deliver or cause to be delivered the Ancillary Agreements and the Vessel Transfer Documents.

                                   ARTICLE III

                          REPRESENTATIONS OF THE SELLER
                          -----------------------------

     The Seller represents, warrants and agrees as follows:

     Section 3.1 Ownership of Stock. The Seller is the lawful owner of the
                 -------------------
Stock, free and clear of all liens, encumbrances, restrictions and claims of every kind. The Seller has full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and convey the Stock so owned by the Seller pursuant to this Agreement and the delivery to Purchaser of the Stock pursuant to the provisions of this Agreement will transfer to Purchaser good and marketable title thereto, free and clear of all liens, encumbrances, restrictions and claims of every kind.

     Section 3.2 Existence and Good Standing. The Seller is a corporation duly
                 ----------------------------
organized, validly existing and in good standing under the laws of the State of Delaware.

     Section 3.3 Authority of Seller. (a) Seller has full corporate power and
                 --------------------
authority to execute and deliver this Agreement and to sell, assign, transfer and convey the Stock to Purchaser pursuant to this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Seller, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller and, assuming due execution and delivery by Purchaser, constitutes a valid and binding agreement of Seller enforceable against Seller in accordance with its terms.

     (b) The Seller and each of the Seller Affiliates has full corporate power and authority to execute and deliver the Ancillary Agreements to which each is a party, to perform their respective obligations thereunder and to consummate the transactions contemplated thereby. The execution, delivery and performance by Seller and each of the Seller Affiliates of the Ancillary Agreements to which each is a party, and the consummation by it of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of Seller and the Seller Affiliates. The Ancillary Agreements to which the Seller and each of the Seller Affiliates is a party have been duly and validly executed and delivered by Seller and the Seller Affiliates and, assuming due execution and delivery by Purchaser, as the case may be, constitute valid and binding agreements of Seller and the Seller Affiliates enforceable against Seller and the Seller Affiliates in accordance with their terms.

     Section 3.4 No Violations. The execution and delivery by the Seller and the
                 --------------
Seller Affiliates of the Transaction Documents to which each is a party and the consummation of the transactions contemplated thereby will not (i) violate any provision of the Certificate of Incorporation or By-Laws of the Seller or the Seller Affiliates, (ii) any statute, rule, regulation, order or decree of any public body or authority by which each of the Seller and the Seller Affiliates or any of their properties or assets is bound and (iii) result in a violation or breach of, or constitute a default under, any license, franchise, permit, indenture, agreement or other instrument to which the Seller or any such affiliates is a party, or by which any the Seller or the Seller Affiliates or any of their respective assets or properties is bound.

     Section 3.5 Governmental Authorization. Assuming that the conditions set
                 ---------------------------
forth in Sections 6.2 and 7.4 hereof have been satisfied, no licenses or permits from, approvals of or filings with any governmental agencies are required to enable Seller to sell the Stock to Purchaser in accordance with this Agreement and the Seller Affiliates to sell the Acquired Vessels pursuant to the Ancillary Agreements and the Vessel Transfer Documents.

     Section 3.6 Purchase for Investment. Seller will acquire the Promissory
                 ------------------------
Note for its own account for investment and not with a view toward any resale or distribution thereof; provided, however, that the disposition of Seller's property shall at all times remain within the sole control of Seller.

                                   ARTICLE IV

                        REPRESENTATIONS OF THE PURCHASER
                        --------------------------------

     The Purchaser represents, warrants and agrees as follows:

     Section 4.1 Existence and Good Standing; Power and Authority. Purchaser is
                 -------------------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Purchaser has the corporate power and authority to enter into, execute and deliver this Agreement and the other Transaction Documents to which it is a party and perform its obligations hereunder and thereunder. This Agreement and the other Transaction Documents to which the Purchaser is a party have been duly authorized and approved by all required corporate action of Purchaser.

     Section 4.2 No Violations. The execution and delivery by the Purchaser of
                 --------------
this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will not
(i) violate any provision of the Certificate of Incorporation or By-Laws of the Purchaser, (ii) any statute, rule, regulation, order or decree of any public body or authority by which Purchaser or any of its properties or assets is bound and (iii) result in a violation or breach of, or constitute a default under, any license, franchise, permit, indenture, agreement or other instrument to which Purchaser is a party, or by which Purchaser or any of its assets or properties is bound.

     Section 4.3 Purchase for Investment. Purchaser will acquire the Stock for its own account for investment and not with a view toward any resale or distribution thereof; provided, however, that the disposition of Purchaser's property shall at all times remain within the sole control of Purchaser.

     Section 4.4 Broker's or Finder's Fees. No agent, broker, person or firm acting on behalf of the Purchaser is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated by this Agreement.

                                    ARTICLE V

             CONDUCT OF BUSINESS; EXCLUSIVE DEALING; UNION CONTRACTS
             -------------------------------------------------------

     Section 5.1 Conduct of Business of the Company. During the period from the
                 -----------------------------------
date of this Agreement to the Closing Date, the Seller shall not cause the Company to conduct its operations in any manner not in its ordinary and usual course of business. The Seller agrees not to take any action, or omit to take any action, which would cause the representations and warranties contained in
Article III hereof to be untrue or incorrect.

     Section 5.2 Exclusive Dealing. During the period from the date of this
                 ------------------
Agreement to the Closing Date, the Seller shall not, and shall cause the Company to refrain from taking any action to, directly or indirectly, encourage, initiate or engage in discussions or negotiations with, or provide any information to, any Person, other than the Purchaser, concerning any purchase of the Stock or any merger, sale of substantial assets or similar transaction involving the Company.

     Section 5.3 Union Contracts. Seller agrees to discuss with Purchaser or any
                 ----------------
of its designated representatives any contemplated changes to the union contracts existing on the date hereof to which the unions representing the crews of the Acquired Vessels are party.

                                   ARTICLE VI

                      CONDITIONS TO PURCHASER'S OBLIGATIONS
                      -------------------------------------

     The obligation of the Purchaser to purchase the Stock from the Seller and the Acquired Vessels on the Closing Date is conditioned upon satisfaction, at or prior to the Closing, or waiver by Purchaser, of the following conditions:

     Section 6.1 Truth of Representations and Warranties. The representations
                 ----------------------------------------
and warranties of the Seller contained in Article III of this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Seller shall have delivered to Purchaser a certificate, dated the Closing Date, to such effect.

     Section 6.2 Governmental Approvals. All governmental and other consents and
                 -----------------------
approvals (including the expiration of all applicable time periods under the HSR
Act), if any, necessary to permit the consummation of the transactions contemplated by this Agreement and the other Transaction Documents shall have been received and remain in full force and effect on the Closing Date.

     Section 6.3 Performance of Agreements. All of the agreements of the Seller
                 --------------------------
or the Seller Affiliates to be performed prior to the Closing pursuant to the terms of the Transaction Documents shall have been duly performed, and the Seller shall have delivered to the Purchaser a certificate, dated the Closing Date, to such effect.

     Section 6.4 Proceedings. All proceedings to be taken in connection with the
                 ------------
transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser shall have received copies of all such documents and other evidences as it or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

     Section 6.5 Assignment and Assumption Agreements. (a) Seller shall have
                 -------------------------------------
executed and delivered to Purchaser an assignment and assumption agreement satisfactory in form to the Seller and Purchaser (the "Dynachem Assignment and Assumption Agreement") whereby Seller assigns to Purchaser and Purchaser assumes the Title XI Indebtedness related to the "OMI Dynachem".

     (b) Seller shall have executed and delivered to Purchaser an assignment and assumption agreement satisfactory in form to the Seller and Purchaser (the "Hudson Assignment and Assumption Agreement") whereby Seller assigns to Purchaser and Purchaser assumes the Title XI Indebtedness related to the "OMI Hudson".

     (c) Seller shall have obtained all consents and waivers required to give effect to the transactions contemplated by the Assignment and Assumption Agreements, including, without limitation, the consent of MARAD in a form satisfactory to the parties to this Agreement (the "MARAD Consent").

     Section 6.6 GECC Release. Seller shall have delivered to Purchaser a
                 -------------
release signed by the owner of the OMI Hudson (the "GECC Release") providing for the release of the GECC Lease.

     Section 6.7 Memoranda of Agreement. (a) The Seller shall cause to be
                 -----------------------
executed and delivered to the Purchaser a memorandum of agreement substantially in the form of Exhibit B hereto (the "Dynachem Memorandum of Agreement") providing for the sale to Purchaser or its designee of the "OMI Dynachem" on the terms and conditions set forth therein.

     (b) The Seller shall cause to be executed and delivered to the Purchaser a memorandum of agreement substantially in the form of Exhibit C hereto (the "Hudson Memorandum of Agreement") providing for the sale to Purchaser or its designee of the "OMI Hudson" on the terms and conditions set forth therein.

     (c) The Seller shall cause to be executed and delivered to the Purchaser a memorandum of agreement substantially in the form of Exhibit D hereto (the "Star Memorandum of Agreement") providing for the sale to Purchaser or its designee of the "OMI Star" on the terms and conditions set forth therein.

     Section 6.8 Vessel Transfer Documents. Seller shall have executed and
                 --------------------------
delivered or cause to have been executed and delivered to Purchaser all documents necessary to transfer title to the Acquired Vessels pursuant to the Memoranda of Agreement (collectively, the "Vessel Transfer Documents").

     Section 6.9 Labor Agreements. The unions representing the licensed and
                 -----------------
unlicensed crew of the Acquired Vessels (not including radio operators for which Purchaser shall not undertake any obligation to assume or be otherwise bound by any collective bargaining agreement pertaining to same) shall have reached an agreement with Purchaser (or at its option Seller or an independent contractor selected by it to furnish crews for the Acquired Vessels) to amend each of the collective bargaining agreements covering the Acquired Vessels, which amendment shall provide for (i) a term of three (3) years following the Closing, (ii) no reopening of the collective bargaining agreements during such term and (iii) the continuation of the same wage structures, terms and working conditions relating to the Acquired Vessels in effect as of the date hereof, subject only to reasonable cost of living-related wage increases.

     Section 6.10 Consummation of the Initial Public Offering. The Purchaser
                  --------------------------------------------
shall have consummated the Initial Public Offering at a price set forth in its amended S-1 Registration Statement on Form S-1 filed with the Securities and Exchange Commission.

     Section 6.11 Opinion of Seller's Counsel. The Seller shall have furnished
                  ----------------------------
the Purchaser with an opinion, dated the Closing Date, of White & Case in scope, form and substance reasonably satisfactory to Purchaser.

                                   ARTICLE VII

                     CONDITIONS TO THE SELLER'S OBLIGATIONS
                     ---------------------------------------

     The sale of the Stock and the Acquired Vessels by the Seller on the Closing Date is conditioned upon satisfaction, at or prior to such date, or waiver by Seller, of the following conditions:

     Section 7.1 Opinion of Purchaser's Counsel. The Purchaser shall have
                 -------------------------------
furnished the Seller with an opinion, dated the Closing Date, of Dyer, Ellis, Joseph & Mills in form, scope and substance reasonably satisfactory to Seller.

     Section 7.2 Good Standing Certificates. The Purchaser shall have delivered
                 ---------------------------
to the Seller (i) copies of its Certificate of Incorporation, including all amendments thereto, certified by the Secretary of State of the State of Florida and (ii) certificates from the Secretary of State of the State of Florida to the effect that Purchaser is in good standing in such State.

     Section 7.3 Truth of Representations and Warranties. The representations
                 ----------------------------------------
and warranties of the Purchaser contained in Article IV of this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and Purchaser shall have delivered to the Seller a certificate, dated the Closing Date, to such effect.

     Section 7.4 Governmental Approvals. All governmental consents and approvals
                 -----------------------
(including the expiration of all applicable time periods under the HSR Act), if any, necessary to permit the consummation of the transactions contemplated by this Agreement and the other Transaction Documents shall have been received and remain in full force and effect on the Closing Date.

     Section 7.5 Performance of Agreements. All of the agreements of the
                 --------------------------
Purchaser to be performed prior to the Closing pursuant to the terms of the Transaction Documents shall have been duly performed, and the Purchaser shall have delivered to the Seller a certificate, dated the Closing Date, to such effect.

     Section 7.6 Proceedings. All proceedings to be taken in connection with the
                 ------------
transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Seller and their counsel, and the Seller shall have received copies of all such documents and other evidences as they or their counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

     Section 7.7 Assignment and Assumption Agreements. (a) Purchaser shall have
                 -------------------------------------
executed and delivered to Seller the Assignment and Assumption Agreements.

     (b) Purchaser shall have obtained all consents and waivers required to give effect to the transactions contemplated by the Assignment and Assumption Agreements.

     Section 7.8 GECC Release. Seller shall have obtained a release signed by
                 -------------
the owner of the "OMI Hudson" (the "GECC Release") providing for the release of the GECC Lease.

     Section 7.9 Memoranda of Agreement. The Purchaser shall have executed and
                 ----------------------
delivered to the Seller and performed all of its obligations under the Memoranda of Agreement.

     Section 7.10 Promissory Note. Purchaser shall have executed and delivered
                  ---------------
to Purchaser the Promissory Note. Purchaser shall have obtained all consents required to permit the issuance of the Promissory Note.

     Section 7.11 Labor Agreements. (a) The Purchaser (or at its discretion
                  ----------------
Seller or an independent contractor selected by Purchaser to furnish crews for the Acquired Vessels) shall agree to abide by the collective bargaining agreements referenced in Section 6.9 of this Agreement with regard to the employment of personnel on the Acquired Vessels for a period of three (3) years following the Closing.

     (b) No union shall have made an offer to purchase any of the Acquired

Vessels pursuant to and in compliance with the terms of any collective bargaining agreement to which the Seller is a party.

     Section 7.12 DNB Release. Purchaser shall have delivered to Seller a
                  -----------
release executed by Den norske Bank AS in a form satisfactory to the parties to this Agreement (the "DNB Release") providing for the release of the DNB Guaranty. Both parties shall cooperate in obtaining the DNB Release.

     Section 7.13 Audited Financials. On or prior to the Closing Date, Purchaser
                  ------------------
shall have reimbursed Seller in full for the costs incurred by Seller or its affiliates in preparing the audited financial statements of the entities owning the Acquired Vessels.

                                  ARTICLE VIII

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION
                  --------------------------------------------

     Section 8.1 Survival of Representations. The respective representations and
                 ---------------------------
warranties of the Seller and the Purchaser contained in this Agreement shall survive the purchase and sale of the Stock pursuant to this Agreement.

     Section 8.2 Indemnification. (a) The Seller hereby agrees to indemnify and
                 ---------------
hold the Purchaser and their officers, directors and agents harmless from damages, losses or expenses (including, without limitation, reasonable attorneys' fees and expenses), suffered or paid, directly or indirectly, through application of the Company's or the Purchaser's assets or otherwise, as a result of or arising out of the failure of any representation or warranty made by the Seller in this Agreement or the Memoranda of Agreement to be true and correct in all respects as of the respective dates thereof and as of the Closing Date.

     (b) The Purchaser agrees to indemnify and hold the Seller harmless from damages, losses or expenses (including, without limitation, reasonable counsel fees and expenses), suffered or paid, directly or indirectly, as a result of or arising out of the failure of any representation or warranty made by the Purchaser in this Agreement or the Memoranda of Agreement to be true and correct in all respects as of the respective dates thereof and as of the Closing Date.

     (c) The obligations to indemnify and hold harmless pursuant to this Section
8.2 shall survive the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

     Section 9.1 Expenses. The parties hereto shall pay all of their own
                 --------
expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers; provided, however, Seller shall pay Purchaser the amount of $22,500 to reimburse Buyer for one-half of the filing fee paid by Purchaser under the HSR Act in respect of the OMI Hudson.

     Section 9.2 Governing Law. The interpretation and construction of this
                 -------------
Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York applicable to agreements executed and to be performed solely within such State.

     Section 9.3 Jurisdiction. Any judicial proceeding brought against any of
                 ------------
the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of New York, or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in con-nection with this Agreement. The foregoing consent to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective parties to this Agreement. The prevailing party or parties in any such litigation shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable counsel fees, incurred by the prevailing party or parties.

     Section 9.4 Captions. The Article and Section captions used herein are for
                 --------
reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 9.5 Publicity. Except as otherwise required by law (including
                 ---------
disclosures required in connection with any registration pursuant to the Securities Act of 1933, as amended, of the common stock of Purchaser), none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of Purchaser and the Seller to the contents and the manner of presentation and publication thereof.

     Section 9.6 Notices. Any notice or other communication required or
                 -------
permitted hereunder shall be deemed given on the day when delivered in person or sent by facsimile transmission (with confirmation of receipt at the number to which sent), or on the second business day after the day on which sent by means of any overnight courier service or on the fifth business day after the day on which sent by air mail, postage prepaid, addressed as follows:

       If to Purchaser:

       Hvide Marine Incorporated
       2200 Eller Drive
       Fort Lauderdale, Florida  33316
       Attention: Vice President - Legal and General Counsel
       Facsimile Number: (305) 527-1772

        If to Seller:

        OMI Corp.
        90 Park Avenue
        New York, New York  10016
        Attention: Fredric S. London, Esq.
        Facsimile Number: (212) 297-2288

        with a copy to:

        White & Case
        1155 Avenue of the Americas
        New York, New York  10036
        Attention: Robert L. Clare, III, Esq.
        Facsimile No.: (212) 354-8113

or to such other address or number as shall be furnished in writing by any such party to the other party or parties in the manner provided in this Section.

     Section 9.7 Parties in Interest. This Agreement may not be transferred,
                 -------------------
assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

     Section 9.8 Counterparts. This Agreement may be executed in two or more
                 ------------
counterparts, all of which taken together shall constitute one instrument.

     Section 9.9 Entire Agreement. This Agreement, including the other documents
                 ----------------
referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     Section 9.10 Amendments. This Agreement may not be changed orally, but only
                  ----------
by an agreement in writing signed by Purchaser and Seller (subject to the following). This Agreement may be terminated and any provision of this Agreement can be waived, amended, supplemented or modified by agreement of Purchaser and the holders or former holders of a majority of the shares of Stock. Action by the holders or former holders of a majority of the shares of Stock pursuant to this Section 9.10 shall be binding for all purposes upon all of the Seller.

     Section 9.11 Severability. In case any provision in this Agreement shall be
                  ------------
held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     Section 9.12 Third Party Beneficiaries. Each party hereto intends that this
                  -------------------------
Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

     Section 9.13 Termination of Agreement. All parties hereto agree to use
                  ------------------------
their best efforts to fulfill the requirements of Articles VI and VII as soon as practicable.

     IN WITNESS WHEREOF, each of Purchaser and Seller has caused its corporate name to be hereunto subscribed by its officer thereunto duly authorized, all as of the day and year first above written.

                                   HVIDE MARINE INCORPORATED

                                   By /s/ GENE DOUGLAS
                                      -----------------------------------
                                     Name: Gene Douglas
                                     Title: Vice President



                                    OMI CORP.

                                    By /s/ VINCENT J. DESOSTOA
                                       -----------------------------------
                                      Name: Vincent J. DeSostoa
                                      Title: Chief Financial Officer

                                 Schedule 1.1(a)

                                Acquired Vessels
                                ----------------

===========================================================================
Name of        Type of                 Deadweight       Year       Owner/
Vessel         Vessel          Flag    Metric Tons      Built    Charterer
---------------------------------------------------------------------------
OMI         Chemical/Product    U.S.     51,668         1981     OMI Hudson
Dynachem    Carrier                                              Transport,
                                                                 Inc.
---------------------------------------------------------------------------
OMI         Chemical/Product    U.S.     51,668         1981     OMI Clover
Hudson      Carrier                                              Transport,
                                                                 Inc.
---------------------------------------------------------------------------
OMI Star    Chemical/Product    U.S.     37,711         1970     Omichem
            Carrier                                              Transport,
                                                                 Inc.
===========================================================================

                                                                  EXHIBIT A
                                                                  ---------

    THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

                                      NOTE

No. 1                                                            $8,350,000.00

Dated:  ______________, 1995

     FOR VALUE RECEIVED, HVIDE MARINE INCORPORATED, a Florida corporation (the "Company"), hereby promises to pay, to the order of OMI CORP., a Delaware corporation (the "Payee"), or its registered assigns, at the offices of the Company at 2200 Eller Drive, Fort Lauderdale, Florida 33316 or such other place as Payee may designate in writing to the Company from time to time (the "Payment Office"), the aggregate principal sum of EIGHT MILLION THREE HUNDRED FIFTY THOUSAND DOLLARS ($8,350,000.00) in accordance with the principal repayment obligations set forth in Section 1(a). The Company also promises to pay interest on the unpaid principal amount of this Note at the Payment Office from the date hereof until the principal amount of this Note is paid in full at the rate per annum set forth in Section 1(b) and in the manner set forth in Section 1(c). The Company will pay interest quarterly in arrears on December 31, March 31, June 30 and September 30 of each year, commencing December 31, 1995 (each such date an "Interest Payment Date"). Upon maturity of this Note, whether by acceleration or otherwise, accrued (and theretofore unpaid) interest on this Note shall be payable on demand. Any payment of principal of, or (to the extent permitted by applicable law) interest on this Note, that is not paid when due shall, to the extent permitted by applicable law, bear interest at the rate of twelve percent (12%) per annum. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest on this Note (and, to the extent permitted by applicable law, any defaulted interest) shall accrue from the most recent date to which interest has been paid, or, if no interest has been paid, from the date of issuance hereof.

                                                                      EXHIBIT A
                                                                         Page 2

     Section 1. Payments. (a) On each date set forth below, the Company shall
                --------
pay to the Payee the principal amount of the Note as is set forth opposite such date (each such repayment, a "Principal Repayment" and each such date, a "Principal Repayment Date"):

            Principal
            Repayment Date                     Amount
            --------------                     ------
            October 12, 1996                   $500,000
            October 12, 1997                   $500,000
            October 12, 1998                   $500,000
            October 12, 1999                   $500,000
            October 12, 2000                   $500,000
            October 12, 2001                   $500,000
            October 12, 2002                   $5,350,000


     (b) The Company shall, for each 12-month period set forth below, pay interest on the unpaid principal amount of this Note at the rate per annum set forth opposite such period:

            Period                                                  Rate
            ------                                                  ----
            October 12, 1995 - October 11, 1996                      4%
            October 12, 1996 - October 11, 1997                      5%
            October 12, 1997 - October 11, 1998                      5%
            October 12, 1998 - October 11, 1999                      5%
            October 12, 1999 - October 11, 2000                      5%
            October 12, 2000 - October 11, 2001                      5%
            October 12, 2001 - October 11, 2002                      5%


     (c) The Company shall pay to Payee, when due, all principal and interest in money of the United States of America that is at the time of payment legal tender for payment of public and private debts; provided that the Company may pay principal and interest, by mailing a check payable in such money to Payee's address as designated in Section 6 or in accordance therewith, or by wire transfer to an account designated in writing by Payee, not less than

                                                                      EXHIBIT A
                                                                         Page 3

three (3) business days before such payment becomes due and payable.

     (d) Whenever any payment hereunder shall be due on a day that is not a business day, such payment shall instead be made on the immediately succeeding business day but no interest will be payable over the period of the extension.

     Section 2. Prepayments. The Company shall have the right at any time to
                -----------
prepay this Note, without premium or penalty, in whole or in part from time to time, on the following terms and conditions: (i) the Company shall give the Payee at least three business days' prior notice of its intent to prepay this Note and the amount of such prepayment; (ii) each prepayment shall be in an aggregate principal amount of at least $50,000; (iii) prepayments made pursuant to this Section 2 shall include all accrued interest to the date of prepayment; and (iv) each prepayment made pursuant to this Section 2 shall be applied against the Principal Repayment due October 12, 2002 pursuant to Section 1(a).

     Section 3. Covenants. The Company covenants and agrees that until the
                ---------
principal amount of this Note, together with interest thereon and all other obligations incurred hereunder, are paid in full, it shall duly and punctually pay to Payee, when due, all principal of and interest on this Note on the dates and in the manner provided herein. The Company shall pay interest on overdue principal at the rate of twelve percent (12%) per annum; it shall pay interest, including post-petition interest in the event of a proceeding under the Bankruptcy Laws, on overdue installments of interest at the same rate to the extent lawful.

     Section 4. Assignment; Transfer and Exchange. (a)(i) The Company shall
                ---------------------------------
maintain at the address specified in Section 6 hereof or such other location as it shall, from time to time designate, an office where this Note, or any portion thereof, may be presented for transfer and where the Company will keep a register of the Note and of its transfer.

     (ii) Prior to the time this Note is duly presented for transfer, the Company shall be entitled to treat the Person in whose name such Note is registered as the Payee of such Note and neither the Company nor any agent of the Company shall be affected by the notice to the contrary.

                                                                      EXHIBIT A
                                                                         Page 4

     (b) The Company shall not, under any circumstances transfer its obligations under this Note without the express written consent of Payee or its assigns, as the case may be, which consent may be withheld at the sole discretion of Payee or its assigns, as the case may be, for any reason or no reason at all. The Payee shall not, under any circumstances transfer this Note without the express written consent of the Company or its assigns, as the case may be, except to a financial institution.

     (c) Where this Note is presented to the Company with a request to register a transfer of this Note (or any portion hereof), the Company shall register such transfer and issue such new Note upon the order of or as directed by Payee; provided that any Note presented or surrendered for registration of transfer shall be duly endorsed or accompanied by a written instruction of transfer in form reasonably satisfactory to the Company duly executed by Payee or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer, but the Company may require payment by Payee of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

     Section 5. Defaults and Remedies.
                ---------------------

     (a) Events of Default. An "Event of Default," wherever used herein, means
         -----------------
any one of the following events (whatever the reason for such Event of Default and whether it voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (i) the Company defaults in the payment of interest on this Note when the same becomes due and payable and such default continues for a period of five (5) days;

     (ii) the Company defaults in the payment of the principal of (and premium, if any, on) this Note when the same becomes due and payable on any Principal Repayment Date or otherwise;

                                                                      EXHIBIT A
                                                                         Page 5

     (iii) the Company fails to comply with any of its other covenants, agreements or conditions in this Note and such default continues for the period and after the notice specified in the last sentence of this paragraph (a);

     (iv) the Company pursuant to or within the meaning of any Bankruptcy Law:

          (A) commences a voluntary case or proceeding,

          (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

          (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

          (D) makes a general assignment for the benefit of its creditors;

     (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law:

          (A) for relief against the Company in an involuntary case or proceeding,

          (B) appointing a Custodian of the Company for all or substantially all of its property, or

          (C) ordering the liquidation of the Company,

and the order or decree remains unstayed and in effect for 60 days (the term "Bankruptcy Law" means Title 11 U.S. Code or any similar U.S. Federal or State law or any similar non-U.S. national, provincial or local law for the relief of debtors and the term "Custodian" means any receiver, trustee, liquidator or similar official under any Bankruptcy Law); or

     (vi) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company which remains

                                                                      EXHIBIT A
                                                                         Page 6

         undischarged for a period (during which execution shall not be effectively stayed) of thirty (30) days, provided that the aggregate of all such outstanding judgments exceeds $500,000 (excluding any amounts covered by insurance as to which the insurer has not denied liability).

A default under clause (iii) of this paragraph (a) is not an Event of Default until Payee notifies the Company of the default and the default is not cured within thirty (30) days after receipt of such notice.

     (b) Acceleration. If an Event of Default (other than an Event of Default
         ------------
specified in paragraphs (a)(iv) or (v) of this Section 5) occurs and is continuing, Payee by notice to the Company, may declare to be due and payable immediately the principal amount of this Note plus accrued interest to the date of acceleration. Upon any such declaration, such amount shall be due and payable immediately, and upon payment of such amount all of the Company's obligations under this Note, shall terminate. If an Event of Default specified in paragraphs
(a)(iv) or (v) of this Section 5 occurs, all unpaid principal and accrued interest on this Note then outstanding shall become and be immediately due and payable without any declaration or act on the part of Payee. Payee, by notice to the Company may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

     (c) Other Remedies. If an Event of Default occurs and is continuing, Payee
         --------------
may pursue any available remedy by proceeding at law or in equity to collect the payment of principal (and premium, if any) or interest on this Note or to enforce the performance of any provision of this Note. A delay or omission by Payee in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of such right or remedy or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

                                                                      EXHIBIT A
                                                                         Page 7

     Section 6. Miscellaneous.
                -------------

     (a) Expenses. The Company agrees to pay all reasonable out-of-pocket
         --------
expenses of Payee incurred in connection with the enforcement of this Note including, without limitation, the reasonable fees and expenses of counsel for Payee. In addition, the Company agrees to pay, and to save Payee harmless from all liability for, any stamp or other documentary taxes which may be payable in connection with the Company's execution or delivery of this Note and indemnify Payee, its affiliates and their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements incurred by any of them as a result of, or arising out of any investigation, litigation, or other proceeding (whether or not Payee or any of its affiliates are a party thereto) related to the entering into and/or performance of this Note including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such liabilities, obligations, losses, etc. to the extent incurred by reason of the gross negligence, bad faith or willful misconduct of the Person to be indemnified).

     (b) Notices. Except as otherwise expressly provided herein, all notices,
         -------
requests, demands, waivers and other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given if delivered in person, by overnight courier, or mailed, or sent by telex, telegram or telecopier as follows:

     (i) if to the Company, to it at:

               Hvide Marine Incorporated
               1200 Eller Drive
               Fort Lauderdale, Florida 33316
               Facsimile: (305) 527-1772

               Attn:  Vice President-Legal and
                         General Counsel

                                                                      EXHIBIT A
                                                                         Page 8

    (ii)     if to Payee, to it at:

             OMI Corp.
             90 Park Avenue
             New York, New York  10016
             Facsimile:  (212) 297-2288

             Attn:  Fredric S. London, Esq.

             with a copy to:

             White & Case
             1155 Avenue of the Americas
             New York, New York  10036
             Facsimile:  (212) 354-8113

             Attn:  Robert L. Clare, III, Esq.

or to such other Person or address as either party shall specify by notice in writing to the other party. Except for a notice of a change of address, which shall be effective only upon receipt thereof, all such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery unless if mailed, in which case on the third Business Day after the mailing thereof and unless if delivered by overnight courier, in which case, on the second Business Day after the dispatch thereof.

     (c) Benefit of Agreement. This Note shall inure to the benefit of and be
         --------------------
binding upon the Company and Payee and their respective successors and assigns.

     (d) No Waiver; Remedies Cumulative. No failure or delay on the part of
         ------------------------------
Payee in exercising any right, power or privilege hereunder and no course of dealing between the Company or any of its subsidiaries and Payee shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or hereunder or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which Payee or the holder of this Note would otherwise have. No

                                                                      EXHIBIT A
                                                                         Page 9

notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Payee to any other or further action in any circumstances without notice or demand.

     (e) Governing Law; Submission to Jurisdiction; Venue. (i) This Note and the
         ------------------------------------------------
legal relations between the Company and Payee hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof.

     (ii) The Company agrees that any legal action or proceeding with respect to this Note may be brought in the Courts of the State of New York or the United States District Court for the Southern District of New York and, by execution and delivery of this Note, the Company hereby irrevocably submits itself in respect of its property, generally and unconditionally to the non-exclusive jurisdiction of the aforesaid courts in any legal action or proceeding arising out of this Note. The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Note brought in the courts referred to in the preceding sentence. The Company consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth above and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof. Nothing in this paragraph (e) shall affect or eliminate any right to serve process in any other matter permitted by law.

     (f) Headings Descriptive. The headings of the several sections and
         --------------------
subsections of this Note are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Note.

                                                                      EXHIBIT A
                                                                        Page 10

     (g) Amendment or Waiver. Subject to applicable law, this Note may be
         -------------------
amended, modified and supplemented only in a writing executed by Payee and the Company.

                                         HVIDE MARINE INCORPORATED

                                         By __________________________________
                                             Name:
                                             Title:

                      AMENDMENT TO STOCK PURCHASE AGREEMENT

     THIS AMENDMENT made and entered into as of the 31st day of January, 1996 by an among HVIDE MARINE INCORPORATED (the "Purchaser") and OMI CORP. (the "Seller")

                                   WITNESSETH:

     WHEREAS, Purchaser and Seller have made and entered into that certain Stock Purchase Agreement dated as of October 12, 1995 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement upon the terms and conditions hereinafter contained.

     NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

     1. Effective as of March 4, 1996 (or the actual date when the then-current Title XI financing payment for the OMI Dynachem is paid by Seller), Section 2.2(a)(ii)(x) is amended by changing "11,512,500" to "$12,775,000".

     2. Section 2.4(a) of the Agreement is amended by deleting "January 31" from the 4th line thereof and inserting "April 30" in its stead.

     3. As amended hereby, the Agreement is in all respects ratified and confirmed.

     4. This Amendment may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

     IN WITNESS WHEREOF, each of the Purchaser and Seller has caused its corporate name to be hereunto subscribed by its officer thereunto duly authorized, all as of the day and year first above written.




                                         HVIDE MARINE INCORPORATED


                                         By: ___________________________________
                                             Name: John H. Blankley
                                             Title: Executive Vice President



                                         OMI CORP.


                                         By: ___________________________________
                                             Name: Fredric S. London
                                             Title: Senior Vice President